Exhibit 10.35

ASSIGNMENT AND ASSUMPTION
OF PURCHASE AND SALE AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (“Assignment”) is made as of October 15, 2010 between JMI REALTY, LLC, a Delaware limited liability company (“Assignor”), and KAUAI COCONUT BEACH, LLC, a Delaware limited liability company (“Assignee”).

Recitals

A.                                   Assignor, as buyer, and WAIPOULI OWNER, LLC, a Delaware limited liability company, as seller (“Seller”), entered into that certain Purchase and Sale Agreement dated as of June 17, 2010, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of July 19, 2010, that certain Second Amendment to Purchase and Sale Agreement dated as of October 7, 2010, and that certain Third Amendment to Purchase and Sale Agreement dated as of October 15, 2010 (collectively, the “Purchase Agreement”), for certain real property located at Waipouli Beach, Island of Kauai, State of Hawaii, as more particularly described in Exhibit A to the Purchase Agreement.  MIDLAND LOAN SERVICES, INC., as special servicer for Wells Fargo Bank N.A., as trustee for the Morgan Stanley Mortgage Capital I, Inc. Commercial Mortgage Pass Through Certificate Series 2006-XLF (“Senior Lender”) executed a Limited Joinder to the Purchase Agreement confirming Senior Lender’s agreement to certain provisions of the Purchase Agreement.  This Assignment supersedes all partially executed previous versions of an assignment and assumption of the Purchase Agreement.

B.                                     Assignor desires to assign and Assignee desires to assume all rights and liabilities of Assignor under the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to the above recitals and as follows:

Section 1.  Assignment and Assumption

Effective as of 8:01 a.m. Hawaii Standard Time on October 20, 2010, Assignor hereby assigns, transfers, sets over and conveys unto Assignee all of Assignor’s rights, interests and obligations under the Purchase Agreement, and Assignee hereby accepts such assignment and assumes all of Assignor’s rights and obligations under the Purchase Agreement.

Section 2.  Counterparts

This Assignment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument.

Section 3.  Seller/Senior Lender Consent

Seller and Senior Lender each hereby acknowledges and consents to the terms of this Assignment.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first set forth above.

“ASSIGNOR”						“ASSIGNEE”

JMI REALTY, LLC,						KAUAI COCONUT BEACH, LLC,
a Delaware limited liability company						a Delaware limited liability company

By:	/s/ Bryant W. Burke					By:	s/ Bryant W. Burke
	Bryant W. Burke					Name:	Bryant W. Burke
	Its: Vice President					Title:	Vice President

“SELLER”

WAIPOULI OWNER, LLC, a Delaware limited liability company

By:	WAIPOULI SENIOR MEZZANINE, LLC, a Delaware limited
liability company

	By:	WAIPOULI JUNIOR MEZZANINE, LLC, a Delaware
limited liability company, its sole member

		By:	WAIPOULI HOLDINGS, LLC, a Delaware
limited liability company, its sole member

			By:	RREEF GLOBAL OPPORTUNITIES
FUND II, LLC, a Delaware limited liability
company, its managing member

				By:	RREEF AMERICA L.L.C., a
Delaware limited liability company,
as attorney-in-fact

					By:	/s/ Peggy DaSilva
					Name:	Peggy DaSilva
					Title:	Managing Director

					By:	/s/ George Lane
					Name:	George Lane
					Title:	Vice President

“SENIOR LENDER”

MIDLAND LOAN SERVICES, INC., as special servicer for Wells Fargo Bank N.A., as trustee for the Morgan Stanley Mortgage Capital I, Inc. Commercial Mortgage Pass Through Certificate Series 2006-XLF

By:	/s/ Kevin C. Donahue
Name:	Kevin C. Donahue
Its:	Senior Vice President
Servicing Officer